UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

890 Santa Cruz
Menlo Park, CA 94025
 (Address of principal executive offices)

(650) 241-9330
 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 5, 2012, AntriaBio, Inc.’s (the “Company”, “we” and “our”) wholly-owned operating subsidiary, AntriaBio Delaware, Inc., entered into an Asset Purchase Agreement  (the “Original Asset Purchase Agreement”) with the Chapter 7 Estate of PR Pharmaceuticals, Inc. (the “Estate”) to acquire all of PR Pharmaceuticals, Inc.’s  operating and intellectual property assets out of bankruptcy including, but not limited to, program data and materials, associated inventory, equipment, lab notebooks, patents, patent applications, technology and know-how, electronic data, and regulatory filings/correspondence related to development programs (the “Original Asset Purchase”). As part of the consideration for the Original Asset Purchase, the Company agreed to make additional payments to the Estate based on the achievement of milestones by the Company (the “Contingent Assets”). On October 31, 2012, the United States Bankruptcy Court, District of Colorado approved the Original Asset Purchase.  On January 31, 2013, the Original Asset Purchase closed and the Contingent Assets remained with the Estate.

On October 1, 2014, we entered into a subsequent asset purchase agreement (the “Subsequent Asset Purchase Agreement”), dated October 1, 2014, with the Estate to acquire the Contingent Assets.  Pursuant to the Subsequent Asset Purchase Agreement, we agreed to buy, and the Estate agreed to sell, on an as-is and where-is basis all right title and interest of the Estate to the Contingent Assets for the purchase price of $55,000 (the “Subsequent Asset Purchase”).  On October 22, 2014, the United States Bankruptcy Court, District of Colorado approved the Subsequent Asset Purchase.    On November 6, 2014, the Subsequent Asset Purchase closed.

As a result, following the closing of the Subsequent Asset Purchase, the Company will have no further obligations to make milestone payments under the Original Asset Purchase Agreement to the Estate and the Contingent Assets will be cancelled and have no further force and effect.

The foregoing description of the Subsequent Asset Purchase Agreement is a summary thereof and is qualified in its entirety by the complete text of the Subsequent Asset Purchase, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 10, 2014, we issued the press release attached hereto as Exhibit 99.1 announcing the Subsequent Asset Purchase.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION
10.1	Asset Purchase Agreement, dated October 1, 2014
10.2	Asset Purchase Agreement, dated October 5, 2012 (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on 8-K filed with the SEC on February 6, 2013)
99.1*	Press Release, dated November 10, 2014

* The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: November 10, 2014	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1	Asset Purchase Agreement, dated October 1, 2014
10.2	Asset Purchase Agreement, dated October 5, 2012 (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on 8-K filed with the SEC on February 6, 2013)
99.1*	Press Release, dated November 10, 2014

* The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.